Supplement dated May 31, 2022
to the following initial summary prospectus(es):
Nationwide Advisory Retirement Income Annuity New York dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
1.	In Appendix A: Underlying Mutual Funds Available Under the Contract, all references to "Low Cost Sub-Account Fee" are revised to "Low Cost Fund Fee".
2.	In the Important Information You Should Consider About the Contract section, under Fees and Expenses, footnote 2 to the Annual Fee table is revised to state as follows:
[2]	As a percentage of underlying mutual fund assets. Minimum and maximum expenses include the maximum Low Cost Fund Fee (see Low Cost Fund Fee in the statutory prospectus)
3.	In the Additional Information About Fees section, the paragraph immediately prior to the Annual Underlying Mutual Fund Expenses table is replaced with the following:
The next item shows the minimum and maximum total operating expenses charged by the underlying mutual funds that the Contract Owner may pay periodically during the life of the contract. These amounts also include the maximum applicable Low Cost Fund Fee if you choose to invest in certain Sub-Accounts (see Low Cost Fund Fee). A complete list of the underlying mutual funds available under the contract, including their annual expenses, may be found in Appendix A: Underlying Mutual Funds Available Under the Contract.
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